                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                OCTOBER 9, 1996
                                                 -------------------------------


                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
          DELAWARE                            0-20548                      94-3083515
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(STATE OR OTHER JURISDICTION             (COMMISSION FILE                (IRS EMPLOYER
      OF INCORPORATION)                       NUMBER)                  IDENTIFICATION NO.)
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706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                              94103
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (415) 904-8360
                                                   -----------------------------


                                  INAPPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
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Item 5.                    Other Events

                           On October 9, 1996, the Company issued a press release relating to its earnings for the first quarter of fiscal 1997.

Item 7.                    Financial Statement and Exhibits

                  (c)      See the attached Exhibit Index.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FRITZ COMPANIES, INC.



                                                By /s/
                                                  ----------------------------
                                                       Ronald W. Womack
                                                   Vice President - Finance

Dated:  October 9, 1996
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                                  EXHIBIT INDEX

NUMBER             EXHIBIT                                     PAGE
------             -------                                     ----
99.1                Press release dated October 9, 1996.        5
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